                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  JULY 20, 2000
                -----------------------------------------------
                Date of Report (Date of earliest event reported)




                              AMERICAN BIOMED, INC.
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                    0-19606                 76-0136574
-----------------------------     -----------------        ------------------
 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)




                         14800 QUORUM DRIVE, SUITE 2000
                               DALLAS, TEXAS 75240
          (Address of Principal Executive Offices, Including Zip Code)




                                 (972) 308-8575
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                              AMERICAN BIOMED, INC.

                                    FORM 8-K

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On July 20, 2000, American BioMed, Inc. (the "Company") filed a voluntary petition for bankruptcy under Chapter 7 of the U.S. Bankruptcy Code in the Northern District Court of Texas, Dallas Division, Case No. 00-34624 SAF. John Litzler was appointed as Trustee. The press release of the Company related to the bankruptcy filing is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such exhibit is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         The exhibit filed as a part of this report is listed on the Index to Exhibits on page 2 of this report, which Index is incorporated in this Item 7 by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 31, 2000                      AMERICAN BIOMED, INC.



                                         By: /s/ JUSTINE B. CORDAY
                                            ------------------------------------
                                            Justine B. Corday
                                            Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS


         The following exhibits to this report are incorporated herein by reference:


     EXHIBIT
      NUMBER          DESCRIPTION
     -------          -----------

        99.01         Press Release issued by American BioMed, Inc. on
                      July 20, 2000.





                                      - 2 -